                                                                    Exhibit 10.6

                          FIFTH AMENDMENT AND WAIVER
                                      TO
                      AMENDED AND RESTATED LOAN AGREEMENT

     THIS FIFTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of the 26th day of March, 2001 (this "Amendment"), is made by and among
                                               ---------
AMERICAN TOWER, L.P., a Delaware limited partnership, AMERICAN TOWERS, INC., a Delaware corporation, VERESTAR, INC. (f/k/a ATC TELEPORTS, INC.), a Delaware corporation (collectively, the "Borrowers"), THE FINANCIAL INSTITUTIONS
                                ---------
SIGNATORIES HERETO and TORONTO DOMINION (TEXAS), INC., as administrative agent (in such capacity, the "Administrative Agent").
                        --------------------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Borrowers, the Lenders (as defined therein), the Issuing Bank (as defined therein) and the Administrative Agent are all parties to that certain Amended and Restated Loan Agreement dated as of January 6, 2000 (as previously amended and as hereafter amended, modified, restated and supplemented from time to time, the "Loan Agreement"); and
                        --------------

     WHEREAS, the Borrowers have requested amendments to certain provisions of the Loan Agreement, and, subject to the terms and conditions set forth herein, the Lenders and the Administrative Agent are willing to amend certain provisions of the Loan Agreement as more specifically set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that all capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement, and further hereby agree as follows:

     1.   Amendments. The Loan Agreement is hereby amended as more fully set for
          ----------
the below:

          (a)    Amendments to Article 1.
                 -----------------------

                 (i)     Section 1.1 of the Loan Agreement, Definitions, is
                                                            -----------
     hereby amended by deleting the definitions of "Available Revolving Loan
                                                    ------------------------
     Commitment" and "Borrowers" in their entirety and by substituting the
     ----------       ---------
     following definitions in lieu thereof:

          "'Available Revolving Loan Commitment'" shall mean, as of any date,
            -----------------------------------
     (a) for all times prior to the Borrowing Base Termination Date, the lesser of (i)(A) the Revolving Loan Commitments in effect on such date minus (B)
                                                                     -----
     the sum of (1) the Revolving Loans then outstanding plus (2) the Letter of
                                                         ----
     Credit Obligations then outstanding, and (ii)(A) the Borrowing Base on such
                                          ---
     date minus (B) the sum of (1) all Loans then outstanding plus (2) the
          -----                                               ----
     Letter of Credit Obligations then outstanding plus (3) any Capitalized
                                                   ----
     Lease Obligations then outstanding, and, (b) for all other times, the difference between (i) the

     Revolving Loan Commitments in effect on such date minus (ii) the sum of (A)
                                                       -----
     the Revolving Loans then outstanding plus (B) the Letter of Credit
                                          ----
     Obligations then outstanding."

          "'Borrowers' shall mean, collectively, AT L.P., AT Inc., Verestar,
            ---------
     Inc. (f/k/a ATC Teleports), and Towersites Monitoring, Inc., a Delaware corporation, and shall include Kline Steel and such other Persons as may be approved by the Majority Lenders at such time as any such Person executes and delivers to the Administrative Agent an assignment and assumption agreement in form and substance satisfactory to the Administrative Agent and each other Loan Document as executed by the other Borrowers; and "Borrower" shall mean any one of the foregoing."
      --------

                 (ii)    Section 1.1 of the Loan Agreement, Definitions, is
                                                            -----------
     hereby further amended by deleting the reference to Section 7.6(d) in the definition of "Loan Purchase Agreement" and replacing it with Section
                    -----------------------
     7.6(b).


                 (iii)   Section 1.1 of the Loan Agreement, Definitions, is
                                                            -----------
hereby further amended by inserting the following new definitions of "ATC
                                                                      ---
International", "ATC Mexico", and "Net Investment Amount" in the proper
-------------    ----------        ---------------------
alphabetical order:


          "'ATC International' shall mean ATC International Holdings Corp., a
            -----------------
     Delaware corporation, and any entity that is a successor thereto."

          "'ATC Mexico' shall mean American Tower Corporation de Mexico, S. de
            ----------
     R.L. de C.V., a Mexico limited liability company, and any entity that is a successor thereto."

          "'Net Investment Amount' shall mean an amount equal to the excess of
            ---------------------
     (a) the aggregate amount (valued, for these purposes, at their original cost) of all such Investments (which, for these purposes shall not include the distribution by AT Inc. of its Investment in ATC Mexico to ATC International) made pursuant to the provisions of Section 7.6(b) hereof from and after March 31, 2001, over (b) the sum of (i) the net cash proceeds received upon sale, transfer or other disposition of any such Investments, or any Investments derived therefrom (after deducting costs and expenses of sale, transfer or other disposition), and (ii) the aggregate amount of such Investments made pursuant to Section 7.6(b)(iii) hereof in Persons whose acquisition, merger or lease/sublease agreement with the Parent, any Borrower or any of the Restricted Subsidiaries shall have been consummated (so long as the assets acquired or leased are owned or leased by any Borrower or any of the Restricted Subsidiaries)."

          (b)    Amendment to Article 2. Section 2.7(b)(vi) of the Loan
                 ----------------------
     Agreement Loans in excess of Borrowing Base, is hereby amended by deleting
               ---------------------------------
     such section in its entirety and substituting in lieu thereof the following section:

                 "(vi)   Loans in Excess of Borrowing Base. If, on any date
                         ---------------------------------
     prior to the Borrowing Base Termination Date, the Loans then outstanding exceed the difference of

     (A) the Borrowing Base minus (B) any Capitalized Lease Obligations then
                            -----
     outstanding on such date, the Loans shall be repaid in an amount equal to, in the aggregate, such excess. The Borrowers may, at their option, apply such reduction to the Revolving Loans, the Term Loan A Loans or Term Loan B Loans."

          (c)    Amendment to Article 7.
                 ----------------------

          (i)    Section 7.1 of the Loan Agreement, Indebtedness of the
                                                    -------------------
     Borrowers and the Restricted Subsidiaries, is hereby amended by deleting
     -----------------------------------------
     subsection (g) thereof in its entirety and substituting in lieu thereof the following:

                 "(g)  Capitalized Lease Obligations;"

          (ii)   Section 7.6 of the Loan Agreement, Investments and
                                                    ---------------
     Acquisitions, is hereby amended by deleting subsection (b) thereof in its
     ------------
     entirety and substituting in lieu thereof the following:

                 "(b)    so long as no Default then exists or would be caused
          thereby, establish Unrestricted Subsidiaries and make Investments in
          (i) such Unrestricted Subsidiaries (in addition to Investments permitted under Section 7.6(e), (f) and (g) hereof), (ii) ATC International and (iii) Persons primarily engaged in domestic and foreign communications tower and tower related businesses in an aggregate amount, directly or indirectly (including notwithstanding anything in this Loan Agreement to the contrary, distributions to the Parent that are contemporaneously contributed as equity or loaned (if such loan is evidenced by a note) to ATC International, which distributions shall not be deemed Restricted Payments for the purposes of this Agreement), provided that, giving effect to such additional Investment, the aggregate Net Investment Amount made pursuant to the provisions of this Section 7.6(b) from and after March 31, 2001 shall not exceed (x) $350,000,000.00 if at the time of such Investment the Leverage Ratio is greater than or equal to 6.00 to 1.00 and (y) $500,000,000.00 at all other times; provided that, in the case of
                                              --------
          Investments made pursuant to clause (ii) of this Section 7.6(b), the Parent grants to the Lenders a first priority security interest in the Parent's ownership thereof and any notes executed in connection therewith and ATC International executes a Guaranty in favor of the Lenders; and provided further that, in the case of Investments made
                       -------- -------
          pursuant to clause (iii) of this Section 7.6(b), the Parent, any Borrower or any of the Restricted Subsidiaries has executed a binding acquisition, merger, lease/sublease or management agreement with such Person;"

          (iii)  Section 7.6 of the Loan Agreement, Investments and
                                                    ---------------
     Acquisitions, is hereby further amended by deleting subsection (d) thereof
     -------------
     in its entirety and substituting in lieu thereof the following:

                 "(d)  [Reserved]"

     2.   Amendment to Schedule 2, Acknowledgment and Consent. The Borrowers
          ---------------------------------------------------
sent a notice (the "Notice") to the Lenders on February 23, 2001 designating
                    ------
American Tower Corporation de Mexico, S. de R.L. de C.V. ("ATC Mexico") as an
                                                           ----------
Unrestricted Subsidiary. To clarify the status of the Borrower's Subsidiaries,
Schedule 2 to the Loan Agreement, Restricted Subsidiaries and Unrestricted
----------
Subsidiaries, is hereby amended by deleting such schedule in its entirety and substituting in lieu thereof Schedule 2 attached hereto. The Lenders also
                             ----------
consent to (a) the transfer of the equity interest in ATC Mexico to ATC International Holdings Corp. ("ATC International"), a Delaware corporation,
                               -----------------
which transfer may be done by a distribution to the Parent that is then contemporaneously transferred to ATC International (such distribution shall not be deemed a Restricted Payment for purposes under the Agreement) and (b) that prior to the transfer to ATC International, the equity of ATC Mexico held by AT Inc. will not be pledged to the Lenders; provided, that if such transfer does
                                         --------
not occur within 180 days from the date hereof, the Borrowers shall grant to the Lenders a first priority security interest on the equity on ATC Mexico (which may be accomplished directly or indirectly through a domestic unrestricted subsidiary holding company).

     3.   Waiver. The Borrowers have informed the Administrative Agent that they
          ------
were not in compliance with Section 7.1(g), Indebtedness of the Borrower and the
                                            ------------------------------------
Restricted Subsidiaries, as it related to Capitalized Lease Obligations as of
-----------------------
December 31, 2000. The Lenders hereby waive any Default or Event of Default that may have occurred under Section 7.1(g) solely with respect to the Borrowers' incurring Capitalized Lease Obligations in excess of $100,000,000 as of December 31, 2000 and through the date of this Amendment.

     4.   No Other Amendment or Waiver. Except for the amendments and waiver set
          ----------------------------
forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. No amendment or waiver by the Administrative Agent, the Issuing Bank or the Lenders under the Loan Agreement or any other Loan Document is granted or intended except as expressly set forth herein, and the Administrative Agent, the Issuing Bank and the Lenders expressly reserve the right to require strict compliance in all other respects (whether or not in connection with any Requests for Advance). Except as set forth herein, the amendments and waiver agreed to herein shall not constitute a modification of the Loan Agreement or any of the other Loan Documents, or a course of dealing with the Administrative Agent, the Issuing Bank and the Lenders at variance with the Loan Agreement or any of the other Loan Documents, such as to require further notice by the Administrative Agent, the Issuing Bank, the Lenders or the Majority Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

     5.   Conditions Precedent. The effectiveness of this Amendment is subject
          --------------------
to the following:

     (a)  Receipt by the Administrative Agent of:

          (i) duly executed signature pages to this Amendment from the Majority Lenders;

          (ii)   a duly executed Guaranty from ATC International Holdings Corp.

          (iii)  a duly executed Guaranty from Towersites Monitoring, Inc.

          (iv)   a duly executed Security Agreement from Towersites Monitoring,
          Inc.

          (v) a duly executed Assumption Agreement, in form and substance acceptable to the Administrative Agent, from Towersites Monitoring, Inc.

          (vi) a legal opinion from Sullivan & Worcester LLP, counsel to the Borrowers, its Subsidiaries and ATC International Holdings Corp. in form and substance addressed to the Administrative Agent and the Lenders and dated the date hereof;

          (vii) a loan certificate of Towersites Monitoring, Inc., in substantially in the form of Exhibit V attached to the Loan Agreement, with all exhibits thereto; and

          (viii) UCC-1 financing statements signed by Towersites Monitoring, Inc. to be filed in the appropriate filing offices.

     (b) The representations and warranties contained in Article 4 of the Loan Agreement and contained in the other Loan Documents remain true and correct as of the date hereof, both before and after giving effect to this Agreement, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement or such other Loan Document, as applicable, or to the extent relating specifically to the earlier date. No Default or Event of Default now exists or will be caused hereby.

     6.   Counterparts. This Amendment may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     7.   Governing Law. This Amendment shall be construed in accordance with
          -------------
and governed by the laws of the State of New York.

     8.   Severability. Any provision of this Amendment which is prohibited or
          ------------
unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWERS:                         AMERICAN TOWER, L.P., a Delaware limited
                                   partnership

                                   By ATC GP INC., its General Partner


                                   By: /s/ Joseph L. Winn
                                      -----------------------------------
                                      Name: Joseph L. Winn
                                      Title: Chief Financial Officer


                                   AMERICAN TOWERS, INC., a Delaware corporation


                                   By: /s/ Joseph L. Winn
                                      -----------------------------------
                                      Name: Joseph L. Winn
                                      Title: Chief Financial Officer


                                   VERESTAR, INC., a Delaware corporation


                                   By: /s/ Joseph L. Winn
                                      -----------------------------------
                                      Name: Joseph L. Winn
                                      Title: Chief Financial Officer


                                   TOWERSITES MONITORING, INC., a Delaware
                                   corporation


                                   By: /s/ Joseph L. Winn
                                      -----------------------------------
                                      Name: Joseph L. Winn
                                      Title: Chief Financial Officer

ADMINISTRATIVE AGENT
AND LENDERS:                       TORONTO DOMINION (TEXAS), INC., as
                                   Administrative Agent and as a Lender


                                   By:       /s/
                                      ------------------------------------
                                      Name: Jano Mott
                                      Title: Vice President

                                   THE BANK OF NEW YORK, as a Lender


                                   By:       /s/
                                      ------------------------------------
                                      Name: Geoffrey C. Brooks
                                      Title: Senior Vice President

                                   THE CHASE MANHATTAN BANK, as a Lender


                                   By:       /s/
                                      ------------------------------------
                                      Name: William E. Rottino
                                      Title: Vice President

                                   CREDIT SUISSE FIRST BOSTON, as Lender


                                   By:       /s/
                                      ------------------------------------
                                      Name: David L. Sawyer
                                      Title: Vice President


                                   By:       /s/
                                      ------------------------------------
                                      Name: Lalita Advani
                                      Title:  Assistant Vice President

                                   ALLFIRST BANK, as a Lender


                                   By:       /s/
                                      ------------------------------------
                                      Name: W. Blake Hampson
                                      Title: Vice President

                                    ALLSTATE LIFE INSURANCE COMPANY, as a Lender


                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                    AIMCO CDO SERIES 2000-A, as a Lender


                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                    By:_________________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                             AMARA-2 FINANCE, LTD., as a Lender
                             By: INVESCO Senior Secured Management, Inc., as
                                 Subadvisor


                             By: /s/ Thomas H.B. Ewald
                                ------------------------------------------------
                                Name: Thomas H.B. Ewald
                                Title: Authorized Signatory


                             AVALON CAPITAL LTD., as a Lender
                             By: INVESCO Senior Secured Management, Inc., as
                                 Portfolio Advisor


                             By: /s/ Thomas H.B. Ewald
                                ------------------------------------------------
                                Name: Thomas H.B. Ewald
                                Title: Authorized Signatory


                             AVALON CAPITAL LTD. 2, as a Lender
                             By: INVESCO Senior Secured Management, Inc., as
                                 Portfolio Advisor


                             By: /s/ Thomas H.B. Ewald
                                ------------------------------------------------
                                Name: Thomas H.B. Ewald
                                Title: Authorized Signatory


                             CERES II FINANCE LTD., as a Lender
                             By: INVESCO Senior Secured Management, Inc., as
                                 Sub-Managing Agent (Financial)


                             By: /s/ Thomas H.B. Ewald
                                ------------------------------------------------
                                Name: Thomas H.B. Ewald
                                Title: Authorized Signatory

                             CHARTER VIEW PORTFOLIO, as a Lender
                             By: INVESCO Senior Secured Management, Inc., as
                                 Investment Advisor


                             By: /s/ Thomas H.B. Ewald
                                ------------------------------------------------
                                Name: Thomas H.B. Ewald
                                Title: Authorized Signatory


                             TRITON CDO IV, LIMITED, as a Lender
                             By: INVESCO Senior Secured Management, Inc., as
                                 Investment Advisor


                             By: /s/ Thomas H.B. Ewald
                                ------------------------------------------------
                                Name: Thomas H.B. Ewald
                                Title: Authorized Signatory

                             ARCHIMEDES FUNDING, L.L.C., as a Lender
                             By: ING Capital Advisors LLC, as Collateral Manager


                             By:________________________________________________
                                Name:___________________________________________
                                Title:__________________________________________


                             ARCHIMEDES FUNDING II, LTD., as a Lender
                             By: ING Capital Advisors LLC, as Collateral Manager


                             By:________________________________________________
                                Name:___________________________________________
                                Title:__________________________________________


                             ARCHIMEDES FUNDING III, LTD., as a Lender
                             By: ING Capital Advisors LLC, as Collateral Manager


                             By:________________________________________________
                                Name:___________________________________________
                                Title:__________________________________________


                             ARCHIMEDES FUNDING IV (CAYMAN), LTD., as a Lender
                             By: ING Capital Advisors LLC, as Collateral Manager


                             By:________________________________________________
                                Name:___________________________________________
                                Title:__________________________________________


                             SEQUILS-ING I (HBDGM), LTD., as Assignee
                             By: ING Capital Advisors LLC, as Collateral Manager


                             By:________________________________________________
                                Name:___________________________________________
                                Title:__________________________________________

                         ADDISON CDO, LIMITED, as a Lender
                         By: Pacific Investment Management Company, LLC, as its
                             Investment Advisor


                         By: /s/ Mohan V. Phansalkar
                            ----------------------------------------------------
                            Name: Mohan V. Phansalkar
                            Title: Executive Vice President


                         ATHENA CDO, LIMITED, as a Lender
                         By: Pacific Investment Management Company, LLC, as its
                             Investment Advisor


                         By: /s/ Mohan V. Phansalkar
                            ----------------------------------------------------
                            Name: Mohan V. Phansalkar
                            Title: Executive Vice President


                         BEDFORD CDO, LIMITED, as a Lender
                         By: Pacific Investment Management Company, LLC, as its
                             Investment Advisor


                         By: /s/ Mohan V. Phansalkar
                            ----------------------------------------------------
                            Name: Mohan V. Phansalkar
                            Title: Executive Vice President


                         CAPTIVA III FINANCE LTD., as a Lender
                         As advised by Pacific Investment Management Company,
                         LLC


                         By: /s/ David Dyer
                            ----------------------------------------------------
                            Name: David Dyer
                            Title: Director

                         CAPTIVA IV FINANCE LTD., as a Lender
                         As advised by Pacific Investment Management Company,
                         LLC


                         By: /s/ David Dyer
                            ----------------------------------------------------
                            Name: David Dyer
                            Title: Director

                         DELANO COMPANY, as a Lender
                         By: Pacific Investment Management Company, LLC, as its
                             Investment Advisor


                         By: /s/ Mohan V. Phansalkar
                            ----------------------------------------------------
                            Name: Mohan V. Phansalkar
                            Title: Executive Vice President


                         JISSEKIKUN FUNDING, LTD., as a Lender
                         By: Pacific Investment Management Company, LLC, as its
                             Investment Advisor


                         By: /s/ Mohan V. Phansalkar
                            ----------------------------------------------------
                            Name: Mohan V. Phansalkar
                            Title: Executive Vice President


                         ROYALTON COMPANY, as a Lender
                         By: Pacific Investment Management Company, LLC, as its
                             Investment Advisor


                         By: /s/ Mohan V. Phansalkar
                            ----------------------------------------------------
                            Name: Mohan V. Phansalkar
                            Title: Executive Vice President

                                  BALANCED HIGH YIELD FUND I LTD., as a Lender
                                  By: BHF (USA) Capital Corporation
                                      Acting as Attorney-in-Fact


                                  By:___________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


                                  By:___________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


                                  BALANCED HIGH YIELD FUND II, LTD., as a Lender
                                  By: BHF (USA) Capital Corporation
                                      Acting as Attorney-in-Fact


                                  By:___________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


                                  By:___________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                  BANK OF AMERICA, N.A., as a Lender


                                  By:___________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                   BANK OF MONTREAL, as a Lender


                                   By: /s/ Sarah Kim
                                      ------------------------------------------
                                      Name: Sarah Kim
                                      Title: Director

                                    THE BANK OF NOVA SCOTIA, as a Lender


                                    By: /s/ P.A. Weissenberger
                                       -----------------------------------------
                                       Name: P.A. Weissenberger
                                       Title: Authorized Signatory

                         BANK OF SCOTLAND, as a Lender


                         By:______________________________________
                            Name:_________________________________
                            Title:________________________________

                         BANK UNITED, as a Lender


                         By:___________________________________________
                            Name:______________________________________
                            Title:_____________________________________

                         BANKERS TRUST COMPANY, as a Lender


                         By:____________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                         BAYERISCHE HYPO- UND VEREINSBANK AG, NEW
                         YORK BRANCH, as a Lender


                         By:____________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                         By:____________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                         BEAR STEARNS CORPORATE LENDING INC., as a
                         Lender


                         By:          /s/
                            ---------------------------------------------
                            Name: Victor F. Bulzacchelli
                            Title: Managing Director

                         CARAVELLE INVESTMENT FUND, L.L.C., as a Lender By:Caravelle Advisors L.L.C.


                         By:________________________________________________
                            Name:___________________________________________
                            Title:__________________________________________

                         CENTURION CDO II, LTD., as a Lender
                         By:American Express Asset Management Group, Inc., as Collateral Manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         CARLYLE HIGH YIELD PARTNER II, LTD., as a
                         Lender


                         By:_________________________________________________
                            Name:____________________________________________
                            Title:___________________________________________

                         CARLYLE HIGH YIELD PARTNER III, LTD., as a
                         Lender


                         By:_________________________________________________
                            Name:____________________________________________
                            Title:___________________________________________

                         CITIZENS BANK OF MASSACHUSETTS, as successor to US Trust, as a Lender


                         By:          /s/
                            ------------------------------------------------
                            Name:  Daniel G. Eastman
                            Title:  Senior Vice President

                         COBANK, ACB, as a Lender


                         By:____________________________________________
                            Name:_______________________________________
                            Title:______________________________________

                         CONTINENTAL CASUALTY COMPANY, as a Lender


                         By:          /s/
                            ------------------------------------------
                            Name: Richard W. Dubberke
                            Title: Vice President

                         COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender


                         By:          /s/
                            ------------------------------------------------
                            Name:  Douglas W. Zylstra
                            Title: Senior Vice President


                         By:          /s/
                            -------------------------------------------------
                            Name:  James S> Cunningham
                            Title: Managing Director, Chief Risk Officer

                         THE CIT GROUP/EQUIPMENT FINANCING, INC., as a Lender


                         By:_________________________________________________
                            Name:____________________________________________
                            Title:___________________________________________

                         DEXIA PUBLIC FINANCE BANK-NEW YORK AGENCY (f/k/a CREDIT LOCAL DE FRANCE - NEW YORK AGENCY), as a Lender


                         By:__________________________________________________
                            Name:_____________________________________________
                            Title:____________________________________________


                         By:__________________________________________________
                            Name:_____________________________________________
                            Title:____________________________________________

                         CREDIT LYONNAIS NEW YORK BRANCH, as a Lender


                         By:            /s/
                            -----------------------------------------
                            Name:  Patrick McCarthy
                            Title: Authorized Signatory

                         CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as a Lender
                         As: Attorney-in-Fact and on behalf of First Allmerica Financial Life Insurance Company as Portfolio Manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         CYPRESSTREE INVESTMENT PARTNERS I, LTD., as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         CYPRESSTREE INVESTMENT PARTNERS II, LTD., as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         CYPRESSTREE SENIOR FLOATING RATE FUND, as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender
                         By: CypressTree Investment Management Company, Inc., as Portfolio Manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         NIB CAPITAL BANK N.V., as a Lender


                         By:_________________________________________________
                            Name:____________________________________________
                            Title:___________________________________________


                         By:_________________________________________________
                            Name:____________________________________________
                            Title:___________________________________________

                         DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender


                         By:           /s/
                            ---------------------------------------------
                            Name:  Patrick A. Keleher
                            Title: First Vice President


                         By:           /s/
                            ----------------------------------------------
                            Name:  Brian Schneider
                            Title: Assistant Vice President

                         EATON VANCE CDO III, LTD., as a Lender
                         By: Eaton Vance Management, as Investment Advisor


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender
                         By: Eaton Vance Management, as Investment Advisor


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         EATON VANCE SENIOR INCOME TRUST, as a Lender
                         By: Eaton Vance Management, as Investment Advisor


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         GRAYSON & CO., as a Lender
                         By: Boston Management and Research, as Investment
                         Advisor


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         OXFORD STRATEGIC INCOME FUND, as a Lender
                         By: Eaton Vance Management, as Investment Advisor


                         By:_________________________________________________
                            Name:____________________________________________
                            Title:___________________________________________


                         SENIOR DEBT PORTFOLIO, as a Lender
                         By: Boston Management and Research, as Investment
                         Advisor


                         By:_________________________________________________
                            Name:____________________________________________
                            Title:___________________________________________

                         ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG, as a Lender


                         By:_________________________________________________
                            Name:____________________________________________
                            Title:___________________________________________


                         By:_________________________________________________
                            Name:____________________________________________
                            Title:___________________________________________

                         FC-CBO II LIMITED, as a Lender


                         By:           /s/
                            -----------------------------------------
                            Name:____________________________________
                            Title:___________________________________

                         FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR HIGH INCOME FUND, as a Lender


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________


                         VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO, as a Lender


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________


                         VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER GROWTH PORTFOLIO, as a Lender


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________

                         FIRST DOMINION FUNDING III, as a Lender


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________

                         FIRST UNION NATIONAL BANK, as a Lender


                         By:           /s/
                            -----------------------------------------
                            Name:  Mark L. Cook
                            Title: Senior Vice President

                         FLEET NATIONAL BANK, as a Lender


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________

                         FORTIS CAPITAL CORP., as a Lender


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________

                         FRANKLIN FLOATING RATE TRUST, as a Lender


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________

                         THE FUJI BANK, LIMITED, as a Lender


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________

                         GALAXY CLO 1999-1, LTD., as a Lender
                         By:SAI Investment Adviser, Inc.,
                         its Collateral Agent


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________

                         GENERAL ELECTRIC CAPITAL CORPORATION, as a
                         Lender


                         By:           /s/
                            -----------------------------------------
                            Name:  Brian P. Ward
                            Title: Manager - Operations

                         HOWARD BANK, N.A., as a Lender


                         By:           /s/
                            -----------------------------------------
                            Name:____________________________________
                            Title:___________________________________

                         IBM CREDIT CORPORATION, as a Lender


                         By:              /s/
                            ----------------------------------------------------
                            Name: Ronald J. Bachner
                            Title: Manager

                         KEMPER FLOATING RATE FUND, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         KEY CORPORATE CAPITAL INC., as a Lender


                         By:                 /s/
                            ----------------------------------------------------
                            Name: Jason R. Weaver
                            Title: Senior Vice President

                         KZH CYPRESSTREE-1 LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         KZH ING-1 LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         KZH ING-2 LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         KZH ING-3 LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________



                         KZH RIVERSIDE LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         KZH SHOSHONE LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         KZH SOLEIL-2 LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         KZH STERLING LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         LEHMAN COMMERCIAL PAPER INC., as a Lender



                         By:                   /s/
                            ----------------------------------------------------
                            Name: G. Andrew Keith
                            Title: Authorized Signatory

                         MAGNETITE ASSET INVESTORS III L.L.C., as a Lender


                         By:                      /s/
                            ----------------------------------------------------
                            Name:_______________________________________________
                            Title:______________________________________________

                         MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO, as a Lender
                         By: Merrill Lynch Investment Managers, L.P., as
                             Investment Advisor


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender
                         By: Merrill Lynch Investment Managers, L.P., as
                             Investment Advisor


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         MASTER SENIOR FLOATING RATE TRUST, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         SENIOR HIGH INCOME PORTFOLIO, INC., as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         DEBT STRATEGIES FUND, INC., as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         LONGHORN CDO (CAYMAN) LTD., as a Lender
                         By: Merrill Lynch Asset Management, L.P., as Attorney
                             In Fact


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         METROPOLITAN LIFE INSURANCE COMPANY, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         THE MITSUBISHI TRUST AND BANKING CORPORATION, as a
                         Lender


                         By:                    /s/
                            ----------------------------------------------------
                            Name: Toshihiro Hayashi
                            Title: Senior Vice President

                         MONY LIFE INSURANCE COMPANY, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         MOUNTAIN CAPITAL CLO I, LTD., as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         MUIRFIELD TRADING LLC, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         OLYMPIC FUNDING TRUST, SERIES 1999-1, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         PPM SPYGLASS FUNDING TRUST, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         WINGED FOOT FUNDING TRUST, as a Lender


                         By:                    /s/
                            ----------------------------------------------------
                            Name: Ann E. Morris
                            Title: Authorized Agent

                         NATEXIS BANQUES POPULAIRES, as a Lender


                         By:                   /s/
                            ----------------------------------------------------
                            Name: Cynthia E. Sachs
                            Title: VP, Group Manager


                         By:                   /s/
                            ----------------------------------------------------
                            Name: Elizabeth A. Harker
                            Title: Assistant Vice President

                         NATIONAL CITY BANK, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         OCTAGON INVESTMENT PARTNERS II, LLC, as a Lender
                         By: Octagon Credit Investors, LLC, as sub-investment manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         OCTAGON INVESTMENT PARTNERS III, LTD., as a Lender
                         By: Octagon Credit Investors, LLC, as Portfolio
                         Manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         ING PILGRIM SENIOR INCOME FUND, as a Lender
                         By: ING Pilgrim Investments, Inc., as its investment manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         ML CLO XV PILGRIM AMERICA (CAYMAN) LTD., as a Lender
                         By: Pilgrim Investments, Inc., as its investment
                         manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         ML CLO XX PILGRIM AMERICA (CAYMAN) LTD., as a Lender
                         By: Pilgrim Investments, Inc., as its investment
                         manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         PILGRIM CLO 1999-1 LTD., as a Lender
                         By: Pilgrim Investments, Inc., as its investment
                         manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         PILGRIM PRIME RATE TRUST, as a Lender
                         By: Pilgrim Investments, Inc., as its investment
                         manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________


                         SEQUILS-PILGRIM 1, LTD., as a Lender
                         By: Pilgrim Investments, Inc., as its investment
                         manager


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         PNC BANK, NATIONAL ASSOCIATION, as a Lender


                         By:____________________________________________________
                            Name:_______________________________________________
                            Title:______________________________________________

                         ROYAL BANK OF CANADA, as a Lender


                         By:           /s/
                            ----------------------------------------
                            Name:  Charles Romano
                            Title: Senior Manager

                         SANKATY HIGH YIELD PARTNERS II, L.P., as a Lender under the Loan Agreement


                         By:           /s/
                            ----------------------------------------------------
                            Name:  Diane J. Exter
                            Title: Managing Director, Portfolio Manager


                         Sankaty Advisors, Inc. as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender and as a Lender under the Loan Agreement


                         By:           /s/
                            ----------------------------------------------------
                            Name:  Diane J. Exter
                            Title: Managing Director, Portfolio Manager

                         SEABOARD CLO 2000 LTD, as a Lender


                         By:_____________________________________________
                            Name:________________________________________
                            Title:_______________________________________

                         SENECA CBO II, L.P., as a Lender


                         By:           /s/
                            ---------------------------------------
                            Name:  Charles Dicke
                            Title: Partner


                         SENECA CBO III, LIMITED, as a Lender


                         By:           /s/
                            ---------------------------------------
                            Name:  Charles Dicke
                            Title: Partner

                         SEQUILS-CUMBERLAND I, LTD., as a Lender
                         By: Deerfield Capital Management, L.L.C., as its Collateral Manager


                         By:________________________________________________
                            Name:___________________________________________
                            Title:__________________________________________


                         SEQUILS-CUMBERLAND I, LLC., as a Lender
                         By: Deerfield Capital Management, L.L.C., as its Collateral Manager


                         By:________________________________________________
                            Name:___________________________________________
                            Title:__________________________________________

                         SUNTRUST BANK, as a Lender


                         By:_________________________________________
                            Name:____________________________________
                            Title:___________________________________

                         TEXTRON FINANCIAL CORPORATION, as a Lender


                         By:           /s/
                            -----------------------------------------------
                            Name:  Matthew J. Colgan
                            Title: Director

                         TITANIUM CBO I, LTD., as a Lender


                         By:           /s/
                            -------------------------------------------
                            Name:______________________________________
                            Title:_____________________________________

                         UNION BANK OF CALIFORNIA, N.A., as a Lender


                         By:           /s/
                            ------------------------------------------------
                            Name:  Stender F. Sweeney, II
                            Title: Vice President

                         VAN KAMPEN CLO I, LIMITED, as a Lender
                         By: Van Kampen Management, Inc., as Collateral Manager


                         By:           /s/
                            ----------------------------------------------------
                            Name:  Darvin D. Pierce
                            Title: Principal


                         VAN KAMPEN CLO II, LIMITED, as a Lender
                         By: Van Kampen Management, Inc., as Collateral Manager


                         By:           /s/
                            ----------------------------------------------------
                            Name:  Darvin D. Pierce
                            Title: Principal


                         VAN KAMPEN SENIOR INCOME TRUST, as a Lender
                         By: Van Kampen Investment Advisory Corp.


                         By:           /s/
                            ----------------------------------------------------
                            Name:  Darvin D. Pierce
                            Title: Principal

                         WEBSTER BANK, as a Lender


                         By:____________________________________________
                            Name:_______________________________________
                            Title:______________________________________